EXHIBIT 10.1

            AGREEMENT, dated as of January 11, 2005, between MILITARY RESALE GROUP, INC., a New York corporation with offices located at 2180 Executive Circle Colorado Springs, Colorado 80906 (the "COMPANY"); and LEE BRUKMAN, an individual residing at c/o Data Recovery Continuum, Inc., P.O. Box 105, La Jolla, California 92038 ("BRUKMAN").

                                  INTRODUCTION


            Brukman has served as a director and officer of the Company on dates prior to the date hereof. In such capacity, Brukman incurred expenses on behalf of the Company (the "BRUKMAN EXPENSES") and was entitled to, but did not receive, salary during his period of service as an officer of the Company (the "BRUKMAN UNPAID SALARY"). On JUNE 11, 2004, Brukman made a loan (the "BRUKMAN LOAN") to the Company in the amount of $75,000 represented by the 8% note, dated June 11, 2004, by the Company in favor of Brukman. On June 11, 2004, Brukman caused his affiliate Data Recovery Continuum, Inc. to transfer its ownership of Ohio Street Partners, LLC ("OHIO STREET") to the Company in exchange for 1,920,000 shares (the "DISPUTED SHARES") of common stock, par value $0.0001 per share (the "COMPANY COMMON STOCK"), of the Company, and warrants (the "DISPUTED WARRANTS", and, together with the Disputes Shares, the "DISPUTED SECURITIES") to purchase an aggregate of 960,000 shares of Company Common Stock.

         Disputes exist between the Company and Brukman with respect to (i) whether Brukman is currently serving in any capacity with the Company, (ii) the amount and existence of the Brukman Expenses, (iii) the amount of the Brukman Unpaid Salary, and (iv) the title to the assets of Ohio Street.

         The parties desire to resolve such disputes on the terms, and subject to the conditions, set forth herein.

         The parties hereto, intending to be legally bound, hereby agree as follows:

I.       RESIGNATION

         SECTION 1.01      OFFICERSHIPS.

         To the extent that Brukman is or may be currently serving as an officer of the Company, effective upon the execution hereof, Brukman hereby resigns from all positions as an officer of the Company.

         SECTION 1.02      DIRECTORSHIPS.

         To the extent that Brukman is or may be currently serving as a director of the Company, effective upon the execution hereof, Brukman hereby resigns from his position as a director of the Company.



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         SECTION 1.03      BENEFITS.

         Commencing upon the execution and delivery hereof, the parties hereto hereby agree that Brukman shall no longer be eligible to participate in any employee or executive benefit, pension, health, or other plan or program of the Company, subject to availability of healthcare benefits under any applicable COBRA continuation and other legal requirements.

II.      BRUKMAN LOAN; BRUKMAN EXPENSES; BRUKMAN UNPAID SALARY

         SECTION 2.01      AGREEMENT AS TO AGGREGATE AMOUNTS.

         The parties hereby agree that the amount of the Brukman Loan is and shall be $75,000. the amount of the Brukman Expenses shall be $20,000; and the amount of the Brukman Unpaid Salary shall be $25,000.

         SECTION 2.02      STRUCTURE OF PAYMENT.

         The aggregate amount of the Brukman Loan, the Brukman Expenses, and the Brukman Unpaid Salary shall be paid as set forth in the note attached hereto as
Exhibit 2.02 hereof.

III.     UNWINDING OF OHIO STREET TRANSACTION

         SECTION 3.01      DELIVERY OF EVIDENCE OF OWNERSHIP.

         Upon the execution and delivery hereof, the Company shall deliver to Brukman evidence of the Company's ownership of Ohio Street, duly endorsed and in proper form for transfer.

         SECTION 3.02      DELIVERY OF DISPUTED SECURITIES.

         Upon the execution and delivery hereof, Brukman shall cause his affiliates to deliver to the Company the stock certificates and warrants comprising the Disputed Securities, duly endorsed and in proper form for transfer. Upon receipt thereof, the Company shall cause the Disputed Shares to become authorized, but unissued, shares of Company Common Stock, and shall cancel the Disputed Warrants.

IV.      RELEASES; INDEMNIFICATION; NON-DISPARAGEMENT

         SECTION 4.01      RELEASES.

         (a) Except as otherwise as set forth, and to the extent set forth, herein, the Company hereby fully and unconditionally releases and discharges all claims and causes of action which it or its successors (if applicable), or assigns ever had, now have, or hereafter may have against Brukman, in connection with any and all matters relating to the matters set forth herein, provided, however, that the Company expressly does not release Brukman for (i) violations by Brukman of, and actions of Brukman in contravention of, Federal, state, and other laws, rules, and regulations, whether in his capacity as an officer or director of the Company or otherwise or (ii) this Agreement.


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         (b)  Except as  otherwise  as set  forth,  and to the extent set forth, herein, Brukman hereby fully and unconditionally releases and discharges all claims and causes of action which he or his heirs, successors (if applicable), or assigns ever had, now have, or hereafter may have against the Company and its officers, directors, employees, counsel, agents, and stockholders, in each case past, present, or as they may exist at any time after this date, and each person, if any, who controls, controlled, or will control any of them within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended (collectively, the "COMPANY PARTIES"), provided, however, that Brukman expressly does not release the Company Parties with respect to (i) indemnification and contribution hereunder, under or pursuant to the certificate of incorporation or by-laws of the Company, or pursuant to the General Corporation Law of the State of New York, or (ii) this Agreement; provided, however, that Brukman expressly does not release the Company for violations by the Company of, and actions of the Company (and its officers, directors, employees, and agents) in contravention of Federal, state, and other laws, rules, and regulations.

         SECTION 4.02      INDEMNIFICATION.

         (a) The Company agrees to indemnify and hold harmless Brukman from any and all losses, liabilities, damages, and expenses whatsoever (which shall include for all purposes of this Section 4.02, but not be limited to, reasonable counsel fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with this Agreement, to the maximum extent permitted by the New York General Corporation Law. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

         (b) Brukman agrees to indemnify and hold harmless the Company from any and all losses, liabilities, damages, and expenses whatsoever (which shall include for all purposes of this Section 4.02, but not be limited to, reasonable counsel fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with this Agreement, and violations by Brukman of, and actions of Brukman in contravention of, Federal, state, and other laws, rules, and regulations, whether in his capacity as an officer or director of the Company or otherwise, in each case to the maximum extent permitted by the New York General Corporation Law. The foregoing agreement to indemnify shall be in addition to any liability Brukman may otherwise have, including liabilities arising under this Agreement


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         SECTION 4.03      NON-DISPARAGEMENT.

         Each party hereto hereby agrees that it or he will not make, and that it or he will use its or his best efforts to prevent its affiliates from making, any written or oral statements that are damaging or disparaging to to the activities, image or reputation of the other party hereto. Each party hereto hereby agrees that any breach by it or him of the provisions of this paragraph will cause the other party hereto irreparable harm and loss and a breach of this clause will be considered a material breach of this Agreement and, without limiting any other remedies that any party hereto may have, each party hereto hereby consents to the issuance of an injunction to prohibit any actual or threatened such breach by it, its agents, or its affiliates. The right of each party hereto to obtain such injunction shall not preclude any other remedy available thereto, including the right to obtain damages. Notwithstanding the foregoing, nothing shall prevent either party to make any disclosures which, in the opinion of counsel, are legally required to be made by such party.

V.       REPRESENTATIONS AND WARRANTIES

         SECTION 5.01      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         (a) Brukman has all necessary right and power to enter into this Agreement and to carry out the obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Brukman, and constitutes a valid and binding obligation of Brukman, and is enforceable against Brukman in accordance with its terms.

         (b) Brukman is an individual who has reached the age majority in his state of residence and has all necessary requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use his properties and assets and to carry on the business in which he is now engage and the businesses in which she contemplates engaging.

         (c) The Disputed Securities are owned of record and beneficially solely by Brukman free and clear of any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer (except as otherwise provided herein), receipt of income or other exercise of any attributes of ownership. The Disputed Securities are not subject to any options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to interests therein. There are no voting trusts, member agreements, proxies, or other agreements or understandings in effect with respect to the voting or transfer of any of the Disputed Securities.

         SECTION 5.02      REPRESENTATIONS AND WARRANTIES OF BRUKMAN.

         The Company has all requisite power and authority to execute, deliver, and perform each of this Agreement and the Note. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance thereby of each of this Agreement and the Note. Each of this Agreement and the Note has been duly authorized, executed, and delivered by the Company, constitutes the legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its respective terms.


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VI.      MISCELLANEOUS

         SECTION 6.01      FURTHER ACTIONS.

         At any time and from time to time, each party agrees, at its or his expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         SECTION 6.02      AVAILABILITY OF EQUITABLE REMEDIES.

         Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, in addition to any other right or remedy available to it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

         SECTION 6.03      SURVIVAL.

         The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive any delivery of the consideration described herein, irrespective of any investigation made by or on behalf of any party.

         SECTION 6.04      MODIFICATION.

         This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

         SECTION 6.05      NOTICES.

         Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested (or by the most nearly comparable method if mailed from or to a location outside of the United States) or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 6.05) with a copy to each of the other party hereto. Any notice given to any corporate party shall be addressed to the attention of the Corporate Secretary. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 6.05. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 6.05 shall be deemed given at the time of receipt thereof.


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         SECTION 6.06      WAIVER.

         Any waiver by any party of a breach of any term of this Agreement shall not operate as or be construed to be a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing and, in the case of a corporate party, be authorized by a resolution of the Board of Directors or by an officer of the waiving party.

         SECTION 6.07      BINDING EFFECT.

         The provisions of this Agreement shall be binding upon and inure to the benefit of the the Company, Brukman, and their respective successors and and assigns (if not a natural person) and his assigns, heirs, and personal representatives (if a natural person).

         SECTION 6.08      NO THIRD PARTY BENEFICIARIES.

         This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Section 6.07).

         SECTION 6.09      SEPARABILITY.

         If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         SECTION 6.10      HEADINGS.

         The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         SECTION 6.11      COUNTERPARTS; GOVERNING LAW.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws. Any action, suit, or proceeding arising out of, based on, or in connection with this Agreement or the transactions contemplated hereby may be brought in the United States District Court for the Southern District of New York and each party covenants and agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit, or proceeding, any claim that it or he is not subject personally to the jurisdiction of such court, that its or his property is exempt or immune from attachment or execution, that the action, suit, or proceeding is brought in an inconvenient forum, that the venue of the action, suit, or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court.


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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                            MILITARY RESALE GROUP, INC.


                                            BY:---------------------------------
                                                  NAME:
                                                  TITLE:




                                            ------------------------------------
                                            LEE BRUKMAN


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